EXHIBIT 24.1

                                POWER OF ATTORNEY

     KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below, being a member of the board of directors of UnionBanCal
Corporation, a Delaware corporation (the "Corporation"), hereby severally constitutes and appoints Norimichi Kanari, Takaharu Saegusa, David I. Matson, John H. McGuckin, Jr., and Morris W. Hirsch, and each of them individually, his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead and in the capacities indicated below, with full powers to each of them to sign for us that certain Registration Statement on Form S-3 to register a rescission offer in connection with certain shares of the Corporation's common stock allocated to participants pursuant to the Union Bank of California, N.A. 401(k) Plan, and any and all amendments to such Registration Statement (including post-effective amendments), and any registration statement filed pursuant to Rule 462(b) under the Securities Act of 1933, as amended, in connection with the registration under the Securities Act of 1933, as amended, of securities of the Corporation, and to file or cause to be filed the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as each of them might or could do in person, and hereby ratifying and confirming all that said attorneys, and each of them, or their substitutes, shall do or cause to be done by virtue of this Power of Attorney. The Power of Attorney may be executed in counterparts.




        /S/ DAVID R. ANDREWS                         October 22, 2003
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            David R. Andrews, Director


        /S/ L. DALE CRANDALL                         October 22, 2003
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            L. Dale Crandall, Director


        /S/ RICHARD D. FARMAN                        October 22, 2003
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            Richard D. Farman, Director


        /S/ STANLEY F. FARRAR                        October 22, 2003
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            Stanley F. Farrar, Director


        /S/ MICHAEL J. GILLFILLAN                    October 22, 2003
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            Michael J. Gillfillan, Director


        /S/ RICHARD C. HARTNACK                      October 22, 2003
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            Richard C. Hartnack, Director


        /S/ KAORU HAYAMA                             October 22, 2003
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            Kaoru Hayama, Director


        /S/ NORIMICHI KANARI                         October 22, 2003
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            Norimichi Kanari, Director




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            Satoru Kishi, Director


        /S/ MONICA C. LOZANO                         October 22, 2003
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            Monica C. Lozano, Director


        /S/ MARY S. METZ                             October 22, 2003
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            Mary S. Metz, Director



        /S/ TAKAHIRO MORIGUCHI                       October 22, 2003
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            Takahiro Moriguchi, Director


        /S/ J. FERNANDO NIEBLA                       October 22, 2003
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            J. Fernando Niebla, Director


        /S/ CHARLES R. RINEHART                      October 22, 2003
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            Charles R. Rinehart, Director


        /S/ CARL W. ROBERTSON                        October 22, 2003
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            Carl W. Robertson, Director


        /S/ TAKAHARU SAEGUSA                         October 22, 2003
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            Takaharu Saegusa, Director


        /S/ ROBERT M. WALKER                         October 22, 2003
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            Robert M. Walker, Director